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                                                                    Exhibit 10.4


                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                        GRANTED UNDER 2000 INCENTIVE PLAN

                             RESTRICTED STOCK AWARD

         Unless defined in this Restricted Stock Award (this "AWARD DOCUMENT"), capitalized terms will have the same meanings ascribed to them in the Charles River Laboratories International, Inc. 2000 Incentive Plan (the "PLAN").

         Pursuant to Section 4(c) of the Plan, you have been granted restricted shares of Common Stock on the following terms and subject to the provisions of the Plan, which is incorporated by reference. In the event of a conflict between the provisions of the Plan and this Award Document, the provisions of the Plan will prevail.

NAME:                                 ((Firstname))((Last_Name))

TOTAL NUMBER OF SHARES GRANTED:       ((RS)) Shares

FAIR MARKET VALUE PER SHARE:          $xx.xx per Share

TOTAL FAIR MARKET VALUE OF AWARD:     ((Market))

DATE OF GRANT:                        ((Date))

VESTING SCHEDULE:                     o  The first 33% of the total number of
                                         shares granted will vest upon your
                                         completion of a total 12 months of
                                         continuous service.

                                      o  An additional 33% of the shares will
                                         vest upon your completion of a total
                                         of 24 months of continuous service
                                         from the Date of Grant.

                                      o  The final 34% of the shares will vest
                                         upon your completion of a total of 36
                                         months of continuous service from the
                                         Date of Grant.

         By your signature and the signature of the Company's representative below, you and the Company agree that these shares are granted under and governed by the terms and conditions of the Plan and the terms and conditions set forth in the attached EXHIBIT A.


RECIPIENT                                     CHARLES RIVER LABORATORIES
                                                INTERNATIONAL, INC.



------------------------------------          ---------------------------------
((Firstname))((Last_Name))                    James C. Foster
                                              Chairman, President & CEO


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                                    EXHIBIT A

                             TERMS AND CONDITIONS OF
                             RESTRICTED STOCK AWARD

PAYMENT FOR SHARES

         No payment is required for the Shares that you receive under this Award.

VESTING

         The Shares that you receive under this Award will vest in accordance with the "Vesting Schedule" set forth in the Award Document.

         Unless prohibited by Applicable Laws, vesting of the Shares that you receive under this Award will be tolled during any unpaid leave of absence.

RESTRICTED STOCK

         Unvested Shares that you receive under this Award will be considered "RESTRICTED STOCK". You may not sell, transfer, pledge or otherwise dispose of, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Restricted Stock, except as provided in the next paragraph.

         Except as otherwise provided in the Plan, Restricted Stock will not be transferable by you other than by will or by the laws of descent and distribution. With the consent of the Committee, you may transfer Restricted Stock to: (i) your spouse, children or grandchildren ("IMMEDIATE FAMILY MEMBERS"), (ii) a trust or trusts for the primary benefit of you and/or any or all of such Immediate Family Members or (iii) a partnership or other entity in which you and/or any or all of such Immediate Family Members or trusts are the only partners or equity participants; PROVIDED that a transferee of Restricted Stock must agree in writing on a form prescribed by the Company to be bound by all provisions of this Award Document and subsequent transfers of Restricted Stock will be prohibited except those in accordance with the Plan. Following transfer, Restricted Stock will continue to be subject to the same terms and conditions as were applicable immediately before transfer, and the events of termination of the section below entitled "Termination" will continue to be applied with respect to you.

TERMINATION

         If you cease to be an employee of the Company or an Affiliate for any reason, then (1) you will forfeit all of the unvested Restricted Stock that you receive under this Award without any consideration and (2) such shares of unvested Restricted Stock covered by this Award will revert to the Plan.

STOCK CERTIFICATES

         Your Restricted Stock will be held for you by the Company. Upon the vesting of your Restricted Stock, a stock certificate for those shares which have vested will be released to you.

WITHHOLDING TAXES

         No stock certificates will be released to you unless you have made acceptable arrangements to pay any withholding taxes that may be due as a result of receipt of this Award or the vesting of the Restricted Stock that


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you receive under this Award. These arrangements may include withholding of
Restricted Stock that otherwise would be released to you when they vest or surrendering of Restricted Stock that you already own. The Fair Market Value of Restricted Stock that are withheld or that you surrender, determined as of the date when the taxes otherwise would have been withheld in cash, will be applied as a credit against the taxes.

LOCK-UP PERIOD

         You hereby agree that you will not sell, transfer, pledge, otherwise dispose, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Restricted Stock (or other securities of the Company) held by you (other than those included in the registration) for a period specified by the representative of the underwriters of the Common Stock (or other securities of the Company) not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act.

         You agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, you will provide, within 10 days of the request, the information required by the Company or the representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this section entitled "Lock-Up Period" will not apply to a registration relating solely to employee benefit plans on Form S-3 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of the 180-day period.

NO GUARANTEE OF CONTINUED SERVICE

         YOU ACKNOWLEDGE AND AGREE THAT THE VESTING OF SHARES PURSUANT TO THE "VESTING SCHEDULE" HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT WILL OF THE COMPANY. YOU FURTHER ACKNOWLEDGE AND AGREE THAT THIS AWARD DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE "VESTING SCHEDULE" DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD OR AT ALL AND WILL NOT INTERFERE IN ANY WAY WITH YOUR RIGHT OR THE COMPANY'S RIGHT TO TERMINATE YOUR EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

ENTIRE AGREEMENT; GOVERNING LAW

         The Plan and this Award Document constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof. This Award Document may not be modified in a manner that is materially adverse to your interest except by means of a writing signed by the Company and you. This Award Document is governed by the internal substantive laws but not the choice of law rules of Delaware.

BY SIGNING THE AWARD DOCUMENT, YOU ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN AND REPRESENT THAT YOU ARE FAMILIAR WITH THE TERMS AND CONDITIONS OF THE PLAN, AND HEREBY ACCEPT THIS AWARD SUBJECT TO ALL PROVISIONS IN THIS AWARD DOCUMENT AND IN THE PLAN. YOU HEREBY AGREE TO ACCEPT AS FINAL, BINDING AND CONCLUSIVE ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AWARD DOCUMENT.


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